BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock New York Municipal Opportunities Fund

(the “Fund”)

Supplement dated May 26, 2017 to the Statement of Additional Information dated October 28, 2016, as amended and supplemented to date

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Theodore Jaeckel, Jr., CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore Jaeckel, Jr., CFA	60	0	0	0	0	0

	$33.91 Billion	$0	$0	$0	$0	$0
Peter Hayes	5	0	1	0	0	0

	$8.09 Billion	$0	$15.22 Million	$0	$0	$0
James Pruskowski	3	3	209	0	0	0

	$7.39 Billion	$62.80 Million	$55.60 Billion	$0	$0	$0
Michael Kalinoski, CFA	12	0	0	0	0	0

	$12.97 Billion	$0	$0	$0	$0	$0

The table in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Portfolio Manager	Benchmark
Theodore Jaeckel, Jr. James Pruskowski Michael Kalinoski	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Peter Hayes

Lipper Closed-End General Bond Fund classification, a sub-set of the Lipper Short Municipal Debt Fund classification. Due to Portfolio Manager Peter Hayes’ unique position (Portfolio Manager and Chief Investment Officer of Tax Exempt Fixed Income) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the sole driver of compensation.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

As of June 30, 2016, the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Securities Equity Beneficially Owned
Theodore Jaeckel	None

Peter Hayes	None

James Pruskowski	None

Michael Kalinoski, CFA	None

Shareholders should retain this Supplement for future reference.

SAI-10342-0517SUP